Exhibit 10.35

MEMBER ACKNOWLEDGEMENT, CONSENT AND WAIVER

This Member Acknowledgement, Consent and Waiver (“Waiver”) is delivered pursuant to that certain Limited Liability Company Agreement of Three Lions Entertainment, LLC, dated as of March 15, 2013 but entered into as of March 18, 2013 (the “LLC Agreement”), by and among Richard Beckman, Joel Katz, Simon Worldwide, Inc., and OA3, LLC. All capitalized terms not otherwise defined shall have the meanings given such terms in the LLC Agreement. The undersigned Members of Three Lions Entertainment, LLC, a Delaware limited liability company (the “Company”), constituting the sole Members of the Company as of the date hereof, together with OA3, LLC, hereby agree and acknowledge as follows:

1.	Each of the undersigned acknowledges and agrees that the LLC Agreement was entered into by the Members on March 18, 2013, that the reference in the LLC Agreement to March 15, 2013 as the “Effective Date” was a typographical error, and that the “Effective Date” of the LLC Agreement is hereby corrected to be defined for all purposes as March 18, 2013.

2.	Pursuant to Section 4.3.2(b) of the LLC Agreement, the Third Capital Contribution Deadline is defined as the date that is not more than one hundred twenty (120) days following the Effective Date. Each of the undersigned hereby acknowledges and agrees to a limited waiver and extension of such Third Capital Contribution Deadline until the date that is not more than one sixty five (165) days following the Effective Date. Except for such extension of the Third Capital Contribution Deadline, the provisions of Section 4.3.2(b) shall remain in full force and effect and no other provisions thereof is waived or modified, or shall be deemed to be waived or modified, hereby.

3.	This Waiver may be executed by the undersigned on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Waiver by facsimile transmission or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

[signature page follows]

IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Waiver, and hereby acknowledges, consents and agrees to the provisions hereof, as of the date set forth below.

Date: July 12, 2013

/s/ RICHARD BECKMAN
Richard Beckman

/s/ JOEL KATZ
Joel Katz

SIMON WORLDWIDE, INC.

/s/ TERRENCE WALLOCK
By:	Terrence Wallock
Its:	Secretary and Acting General Counsel

OA3, LLC

/s/ ROBERT P. BERMINGHAM
By:	Robert P. Bermingham
Its:	Vice President and Secretary